                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 1998

                                  AMTRAN, INC.
             (Exact name of registrant as specified in its charter)

       INDIANA                        000-21642                     35-1617970
(State or Other Jurisdiction  (Commission File Number)             (IRS Employer
  of Incorporation)                                            Identification Number)

               7337 West Washington Street, Indianapolis, Indiana

                                      02861
                                   (Zip Code)

                                 (317) 247-4000
               (Registrant's telephone number including area code)

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          (1) Form of Underwriting Agreement for debt securities registered on Registration Statement on Form S-3 (file No.
                    333-52655)

          (25.1)    Statement of Eligibility under the Trust Indenture Act of
                    1939 of a Corporation Designated to Act as Trustee on Form
                    T-1 with respect to the Indenture filed as Exhibit 4.4 to the Registration Statement on Form S-3 (file No. 333-52655).

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 1, 1998               By:   /S/ Kenneth K. Wolff
                                             _______________________________
                                       Name:  Kenneth K. Wolff
                                       Title: Executive Vice President